UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  October 16, 2015

BREATHE ECIG CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

322 Nancy Lynn Lane, Suite 7, Knoxville, TN 37919

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(865) 337-7549

(REGISTRANT’S TELEPHONE NUMBER)

__________________________________________________________________________________________ (FORMER NAME, IF CHANGES SINC LAST REPORT

Check the appropriate box below if the FORM  8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð	Written communications pursuant to Rule 425 under the Securities Act
ð	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
ð	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
ð	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act

Item 1.01     Entry into Material Definitive Agreement

On October 16, 2015, Breathe Ecig Corp., a Nevada corporation (the “Company”), issued an unsecured Promissory Note to Natter Investments Inc., a Canadian corporation, in consideration of gross proceeds to the Company of $50,000 (the “Natter Investments”).  The Natter Investments accrues interest at 4.5% per annum unless there is an Event of Default (as defined in the Natter Investments) in which case the interest rate increases to 9.0% per annum.  The entire principal amount and all accrued but unpaid interest under the Natter Investments will be due and payable by the Company no later than April 16, 2016.  The Natter Investments contains standard terms of an Event of Default.

On October 20, 2015, the Company issued an unsecured Promissory Note to the Peter Comito Family Trust in consideration of gross proceeds to the Company of $50,000 (the “Family Trust Note”).  The Family Trust Note accrues interest at 4.5% per annum unless there is an Event of Default (as defined in the Family Trust Note) in which case the interest rate increases to 9.0% per annum.  The entire principal amount and all accrued but unpaid interest under the Family Trust Note will be due and payable by the Company no later than April 20, 2016.  The Family Trust Note contains standard terms of an Event of Default.

The foregoing descriptions of the Natter Investments and Family Trust Note are qualified in their entirety by reference to the provisions of the form of the Natter Investments and Family Trust Note are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (the “Report”), respectively, which are incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective on October 16, 2015, David Schweizer submitted his resignation as a member of the Board of Directors (the “Board”) of the Company. Mr. Schweizer did not hold any positions on any committees of the Board at the time of his resignation.  The resignation was not the result of any disagreements with the Company.  A copy of Mr. Schweizer’s resignation letter is attached as Exhibit 99.1 to this Report.

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits

10.1	$50,000 Promissory Note issued by the Company to Natter Investments Inc. on October 16, 2015.

10.2	$50,000 Promissory Note issued by the Company to the Peter Comito Family Trust on October 20, 2015.

99.1	Resignation Letter of David Schweizer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2015	BREATHE ECIG CORP. /s/ Joshua Kimmel By: President & Chief Executive Officer